
AGRIFY™
Strategic Acquisition | October 2021

Forward-Looking Statements

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The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry. We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties. This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which we operate that are subject to a high degree of uncertainty. We caution you not to give undue weight to such projections, assumptions and estimates.

Acquisition Targets At A Glance

AGRIFY

PRECISION EXTRACTION SOLUTIONS + Cascade Sciences

$40M+
Expected Revenue in 2021 with Positive EBITDA

30+
Large Multi-State Operator (MSO) Clients

1,000+
Customers and Successful Installs Nationwide

$24B
Expected Value of Global Extract Market by 2028*

*The estimate for the 2028 expected value of the global cannabis extract market came from the following Verified Market Research report: https://www.verifiedmarketresearch.com/product/cannabis-extract-market/.

Precision and Cascade's Core Business

Precision and Cascade are leaders in the design and engineering of cutting-edge extraction equipment and pre-and-post-processing technology


AGRIFY
PRECISION
EXTRACTION SOLUTIONS
Cascade
Sciences
CULTIVATION
EXTRACTION
SOLVENT EVAPORATION
WINTERIZATION
FILTRATION
DISTILLATION
CRYSTALIZATION
CANNABIS CONCENTRATES

Agrify + Precision and Cascade: Total Solution Provider

AGRIFY

Precision and Cascade's combined focus on the processing segment enables Agrify to become a total solution provider with further opportunities to consolidate across the supply chain


AGRIFY
FUTURE TARGET
PRECISION AND CASCADE
FUTURE TARGET
AGRIFY CONSULTING & BRANDS
CULTIVATION
DRYING + CURING
PROCESSING
POST PROCESSING
PRODUCT MANUFACTURING
PACKAGING
RETAIL PRODUCTS
VERTICAL FARMING UNIT
BLUEZONE
EXTRACTION
SOLVENT EVAPORATION
DISTILLATION
VACUUM PURGE OVEN
WESTERN CULTURED
DAWG STAR
WESTERN CULTURED
DAWG STAR

Strategic Acquisition Rationale

AGRIFY

Product Offering and Revenue Growth

- Comprehensive solution provider
- Recurring HaaS revenues
- Greater share of customer wallet and increased stickiness

Accretive Acquisition

- $40M+ expected revenue in 2021, nearly doubling Agrify's revenue
- Immediately accretive to gross margin and EBITDA

AGRIFY + PRECISION EXTRACTION SOLUTIONS / Cascade Sciences

Industry Reputation

- Leading extraction, processing, and testing brands in the cannabis and hemp industry
- Greater competitive barrier with expanded product portfolio

Market Share and Customer Acquisition

- Increases addressable market
- Enhances appeal to MSOs
- Expands potential install-base and TTK opportunities

Unlocking Revenue Potential
via Hardware-as-a-Service Model

$29M
Recurring annual extraction revenue

$65M
Additional fee income for Agrify (over 10 years)

260%
Increase in net proceeds (trim vs. extraction)

	Current	Post-Acquisition
# of VFUs	1200	
Annual Flower (lb)	35	
Trim ratio	35%	
Trim selling price ($/lb)	250	
Extraction Oil ($/gram)		25
Grams/lb		454
Oil Output (%)		17.5%
Total Revenue	**3,675,000**	**29,197,875**
COGS (biomass)		(3,675,000)
Operating Cost		(5,839,575)
Gross Margin		**19,683,300**
Agrify Split		**33%**
Agrify Extraction Revenue		**6,495,489.00**

**The numbers listed on this slide are for illustrative purposes only. Additionally, the calculations in the table above are based on 1,200 VFUs at a $25/gram selling price.*

Terms Summary

AGRIFY

		Summary Terms (1)(2)
At Close	Cash	$34.9M
	Stock	$17M
Post-Close	Hold-Back Stock	$3M
Total Consideration (3)		$54.9M

(1) Consideration paid in shares calculated based on the 30-day VWAP ending on 9/29/21. (2) Subject to a post-closing working capital and related adjustment within 120 days after 1/1/22. (3) The final acquisition payout will be based on the 2021 audited results of Precision and Cascade.